U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-12

                              RSI Retirement Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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       pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
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    1) Amount Previously Paid:
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    4) Date Filed:

                              RSI RETIREMENT TRUST
                               317 Madison Avenue
                            New York, New York 10017
                            -------------------------

                 NOTICE OF SPECIAL MEETING OF TRUST PARTICIPANTS

                                 April 29, 2004
                            -------------------------

NOTICE IS HEREBY GIVEN that a Special Meeting of Trust Participants (the "Special Meeting") of the Actively Managed Bond Fund, the Intermediate-Term Bond Fund, and the Value Equity Fund, each a series (collectively, the "Funds") of RSI Retirement Trust (the "Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on April 29, 2004 at 11 a.m. Eastern Time to consider and act upon the proposal put forth by the Board of Trustees to approve or disapprove a new investment advisory agreement between Retirement System Investors, Inc. (the Investment Manager of the Funds) and Shay Assets Management, Inc., and to approve or disapprove new fee rates to be paid to Retirement System Investors, Inc. under its investment advisory agreement, with respect to each of the Funds.

Trust Participants of record at the close of business on March 5, 2004 are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof. You are cordially invited to attend.

It is very important that your Units in the Funds be represented at this meeting. Whether or not you expect to be present, please complete, sign, date and promptly return the enclosed Proxy in the enclosed self-addressed, prepaid envelope. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly.

                                             By Order of the Board of Trustees,


                                             ----------------------------
                                             STEPHEN P. POLLAK
                                             Executive Vice President,
                                             Counsel and Secretary

DATED: New York, New York
       April 7, 2004

                              RSI RETIREMENT TRUST

                           ACTIVELY MANAGED BOND FUND
                           INTERMEDIATE-TERM BOND FUND
                                VALUE EQUITY FUND

                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                            -----------------------

                                 PROXY STATEMENT

                               General Information


     This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees of RSI Retirement Trust ("Trust") for use at the special meeting ("Meeting") of those persons (the "Trust Participants" or "Unitholders") having the right to vote shares ("Units") of the Actively Managed Bond Fund ("AMBF"), the Intermediate-Term Bond Fund ("ITBF"), and the Value Equity Fund ("Value Fund") of the Trust (each, a "Fund") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on April 29, 2004, at 11 A.M. Eastern Time and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is April 7, 2004.

     Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

     The Trustees have fixed the close of business on March 5, 2004 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

------------------------------- ---------------------------------------
Fund                             Units of Beneficial Interest
                                 (as of the record date)
------------------------------- ---------------------------------------
AMBF                             2,607,144.492
------------------------------- ---------------------------------------
ITBF                             849,493.614
------------------------------- ---------------------------------------
Value Fund                       1,181,006.286
------------------------------- ---------------------------------------

     The following table indicates the total capitalization of each Fund as of March 5, 2004.

------------------------------- ---------------------------------------
Fund                             Total Capitalization
------------------------------- ---------------------------------------
AMBF                             $133,634,594
------------------------------- ---------------------------------------
ITBF                             $ 36,865,696
------------------------------- ---------------------------------------
Value Fund                       $106,142,403
------------------------------- ---------------------------------------

     Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which the Trust Participant is the owner. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of AMBF, ITBF and Value Fund will be voted separately with respect to approval or disapproval of the Investment Sub-Advisory Agreement between Retirement System Investors Inc. ("Investors"), the Investment Manager of AMBF, ITBF and Value Fund, and Shay Assets Management, Inc. ("Shay"), and approval or disapproval of new fee rates to be paid to Investors under its investment advisory agreement.

The following table summarizes the foregoing information:

               PROPOSAL                         INVESTMENT FUND VOTING

1-A.    Approval or Disapproval of Investment           AMBF only
        Sub-Advisory Agreement Between Shay
        and Investors.

1-B.    Modification of the fee schedule for            AMBF only
        payments to Investors.

2-A.    Approval or Disapproval of Investment           ITBF only
        Sub-Advisory Agreement Between Shay
        and Investors.

2-B.    Modification of the fee schedule for            ITBF only
        payments to Investors.

3-A.    Approval or Disapproval of Investment        Value Fund only
        Sub-Advisory Agreement between Shay
        and Investors.

3-B.    Modification of the fee schedule for         Value Fund only
        payments to Investors.

     In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have submitted proxies but have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have the effect of a vote against each applicable Proposal.

     The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

     The costs of the Meeting, including the solicitation of proxies, will be paid by Investors. In addition to the solicitation of proxies by mail, Trustees, officers, and agents of the Trust may solicit proxies in person or by telephone.

                            OVERVIEW OF THE PROPOSALS


     Investors currently serves as investment manager for AMBF, ITBF and Value Fund pursuant to an Investment Management Agreement (the "Current Management Agreement") dated October 21, 2003 between the Trust, on behalf of AMBF, ITBF, Value Fund, and Investors. The Current Management Agreement was approved by Trust Participants of each Fund at a meeting held on October 21, 2003, and was most recently approved by the Board of Trustees at its meeting on September 25, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to AMBF, ITBF and Value Fund, and that Investors may, with the approval of the Trustees and the Trust Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. Investors proposes to retain Shay pursuant to an investment sub-advisory agreement (the "Shay Sub-Advisory Agreement") to provide portfolio management services for AMBF, ITBF and Value Fund.

     On January 22, 2004, the Board of Trustees voted to approve the proposed sub-advisory contract and the related modifications to Schedule I to the Current Management Agreement, which specifies the advisory fees rates payable by the Trust for each Fund. Pursuant to provisions of the Act, the Shay Sub-Advisory Agreement must be approved by a majority vote of Unitholders of each Fund to which it relates. Similarly, the Schedule I changes relating to each Fund must also be approved by a majority vote of the Unitholders of that Fund, since these changes will constitute a change in the rate of fees payable under the Current Management Agreement. The adoption of each proposal is contingent on the approval of all the proposals. The Shay Sub-Advisory Agreement is being presented for approval by Unitholders of each Fund to which it relates as a separate proposal, as is the change in fee rates under the Current Management Agreement, and these Proposals are described in detail below. A copy of the Shay Sub-Advisory Agreement is attached as Exhibit A; a copy of Schedule I to the Current Management Agreement is attached as Exhibit B; a copy of proposed
Schedule I, as modified to reflect the changes that would be implemented upon approval of the Shay Sub-Advisory Agreement, is attached as Exhibit C.

     As a follow-up to the hiring of sub-advisers to manage the portfolios of the other funds in the Trust, the Board met with Investors to discuss whether, with respect to AMBF, ITBF and Value Fund, Investors would continue to provide day-to-day portfolio management or would seek to extend its strategy of having sub-advisers perform day-to-day management. Investors indicated that it was seeking to change its business model to that of supervising sub-advisers rather than directly managing the funds' assets. The Board agreed to change the advisory structure for AMBF, ITBF, and Value Fund, and to have a subadviser undertake responsibility to manage the assets of each fund on a daily basis, subject to Investors' overall supervision. In connection with this change of responsibility for Investors, the Board determined that it would be advantageous for each fund to continue using the same portfolio manager who is currently managing each of the Funds, and that any change in daily managerial responsibilities to a sub-adviser should involve those portfolio managers, if practicable.

     After discussion with Investors, the Trustees decided that it would be advantageous to the Trust to allow Investors to enter into sub-advisory arrangements for AMBF, ITBF and Value Fund, as permitted by the Current Management Agreement and similar to the Trust's arrangements relating to the other portfolios. Investors recommended the engagement of Shay, which has agreed to hire the current portfolio managers and a current analyst for AMBF, ITBF and Value Fund. The Trustees decided that the use of a manager and sub-adviser structure will, going forward, provide the Funds and their manager with increased flexibility to respond to changes in Fund performance or to implement any desired changes in portfolio management by facilitating the replacement of the sub-adviser, including the selection of, and negotiations with, new sub-advisers.


                              PROPOSALS 1-A AND 1-B

New Investment  Sub-Advisory  Agreement between Retirement System Investors Inc.
                        and Shay Assets Management, Inc.

Change to Schedule I of the Current Management  Agreement regarding fees payable to Retirement System Investors Inc.

          (Proposal to be voted on by Trust Participants of AMBF only)

     You are being asked to approve both the Shay Sub-Advisory Agreement and the related fee changes on Schedule I of the Current Management Agreement regarding fees payable to Investors for the AMBF.

     In considering the proposal to appoint Shay, the Investment Committee and the Board of Trustees at meetings held on December 4, 2003 and on January 22, 2004 considered the sub-advisory fee payable under the Shay Sub-Advisory Agreement and the change in advisory fees payable to Investors. The Board of Trustees considered the fact that the total amount of advisory fees payable if this proposal were approved would be higher than those payable under the Current Management Agreement at the Fund's current asset levels and at higher asset levels. This increase is due to the fact that, although the initial, maximum fee rate will remain the same, adjustments will be made to the asset size breakpoints and related fee reductions. These adjustments are being made to reflect the breakpoint and fee adjustments negotiated with Shay, while allowing for an appropriate payment to Investors for its function in providing overall management and supervision of the Fund's portfolio management. The Board of Trustees considered that, despite the increase in overall fees at current and higher asset levels, the initial, maximum fee rate is not being increased and that the fee rate at current and higher asset levels is nevertheless competitive for a fund of this size and type. The Board of Trustees also considered the fact that, under the proposed fee schedule, the assets of AMBF and ITBF would be combined for purposes of determining asset size breakpoints and related fee adjustments.

     The Board of Trustees considered that, under the proposal, the Fund's portfolio would continue to be managed by its current portfolio manager, who has received national recognition for bond fund portfolio management. On March 16, 2004, portfolio manager Deborah DaGiau received on behalf of the AMBF the 2004 Lipper Fund Award for delivering consistently solid performance compared to its peers in the Lipper General U.S. Government Bond Fund classification. Lipper Inc. ("Lipper") a leading provider of mutual fund information and analysis, presents the award annually to the fund in each investment classification that achieved the highest Consistent Return scores. AMBF was chosen for the award from among 146 similar funds. Ms. DaGiau has been a top quintile performer in the Lipper peer group over the past one, three, five, ten and fifteen-year periods ending December 31, 2003, and was in the top 10% of her Lipper peer group for the calendar quarter ending December 31, 2003. Past performance is not predictive of future results. The Board also considered its knowledge of Shay's experience as an investment adviser, as discussed below in "Additional Board Considerations Regarding the Shay Sub-Advisory Agreement."

     The following table describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Trust to Investors with respect to AMBF and the fee payable by Investors to Shay under the Shay Sub-Advisory Agreement. For the fiscal year ended September 30, 2003, advisory fees of $455,542 were paid to Investors. If the proposed fees under this proposal had been in effect, the Trust would have paid $530,884 in advisory fees, which would have been 16.54% more than the fees paid for that fiscal year.

              Investment Management and Sub-Advisory Fee Schedules

CURRENT
-------
                     Percentage of       Percentage of      Percentage of Assets
                     Average Daily       Average Daily Net  Payable by
AMBF                 Net Assets Payable  Assets Retained    Investors to
Assets Managed       to Investors        by Investors       Sub-Adviser
--------------       ------------        ------------       -----------

 First $50 million     0.40%               0.40%              N/A
 Next $100 million     0.30%               0.30%              N/A
 Over $150 million     0.20%               0.20%              N/A

Net assets of AMBF as of March 5, 2004: $133.6 million.

PROPOSED
--------

For purposes of determining the fee breakpoints, assets under management of both AMBF and ITBF will be combined. If ITBF were to cease operations or merge into a different fund outside of the Trust, the actual fees you pay could be higher.


                    Percentage of Average Percentage of        Percentage of
AMBF and ITBF       Daily Net Assets      Average Daily        Average Daily Net
Assets Managed      Payable to Investors  Net Assets Retained  Assets Payable by
--------------      --------------------  Investors            Investors to Shay
                                          -------------------  -----------------

 First $150 million    0.40%                 0.15%                0.25%
 Over $150 million     0.35%                 0.15%                0.20%


     The following table shows another mutual fund similar to AMBF and advised by Shay.


     Name of          Size of        Advisor       Contractual Fee
      Fund             Fund          Fee Rate    Waiver or Reduction
      ----             ----          --------    -------------------

Asset Management     $204 million    0.25%       None
Fund  U.S.
Government
Mortgage Fund

                              Shareholder Fee Table
                              ---------------------

Shown below are the operating expenses incurred by AMBF during the 2003 fiscal year and pro-forma operating expenses that would have been incurred by AMBF for the 2003 fiscal year if this Proposal had been in effect.

----------------------------------------- ----------------- -------------------
                                          Current           Pro-Forma
----------------------------------------- ----------------- -------------------
Management Fees                           0.34%             0.39%
----------------------------------------- ----------------- -------------------
Distribution (12b-1) Fees                 None              None
----------------------------------------- ----------------- -------------------
Other Expenses                            0.59%             0.59%
----------------------------------------- ----------------- -------------------
Total Annual Fund Operating Expenses      0.93%             0.98%
----------------------------------------- ----------------- -------------------


                              PROPOSALS 2-A AND 2-B

New Investment  Sub-Advisory  Agreement between Retirement System Investors Inc.
                        and Shay Assets Management, Inc.

Change to Schedule I of the Current Management  Agreement regarding fees payable to Retirement System Investors Inc.

          (Proposal to be voted on by Trust Participants of ITBF only)

     You are being asked to approve both the Shay Sub-Advisory Agreement and the related fee changes on Schedule I of the Current Management Agreement regarding fees payable to Investors for the ITBF.

     In considering the proposal to appoint Shay, the Investment Committee and the Board of Trustees considered the sub-advisory fee payable under the Shay Sub-Advisory Agreement and the change in advisory fees payable to Investors. The Board of Trustees considered the fact that the total amount of advisory fees payable if this proposal were approved would be higher than those payable under the Current Management Agreement at higher asset levels. This increase is due to the fact that, although the initial, maximum fee rate will remain the same, adjustments will be made to the asset size breakpoints and related fee reductions. These adjustments are being made to reflect the breakpoint and fee adjustments negotiated with Shay, while allowing for an appropriate payment to Investors for its function in providing overall management and supervision of the Fund's portfolio management. The Board of Trustees considered that, despite the increase in overall fees at higher asset levels, the initial, maximum fee rate is not being increased and that the fee rate at higher asset levels is nevertheless competitive for a fund of this size and type. The Board of Trustees also considered the fact that, under the proposed fee schedule, the assets of AMBF and ITBF would be combined for purposes of determining asset size breakpoints and related fee adjustments.

     The Board of Trustees considered that, under the Proposal, the Fund's portfolio would continue to be managed by its current portfolio manager, Deborah DaGiau, who has received national recognition for bond fund portfolio management. Past performance is not predictive of future results. The Board also considered its knowledge of Shay's experience as an investment adviser, as discussed below in "Additional Board Considerations Regarding the Shay Sub-Advisory Agreement."

     The following table describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Trust to Investors with respect to ITBF and the fee payable by Investors to Shay under the Shay Sub-Advisory Agreement. For the fiscal year ended September 30, 2003, advisory fees of $161,494 were paid to Investors. If the proposed fees under this Proposal had been in effect, the Trust would have paid $158,531 in advisory fees, which would have been 1.83% less than the fees paid for that fiscal year.

              Investment Management and Sub-Advisory Fee Schedules

CURRENT
-------
                    Percentage of       Percentage of       Percentage of Assets
                    Average Daily       Average Daily Net   Payable by
ITBF                Net Assets Payable  Assets Retained by  Investors to

Assets Managed      to Investors        Investors           Sub-Adviser
--------------      ------------        ---------           -----------

  First $50 million    0.40%               0.40%                N/A
  Next $100 million    0.30%               0.30%                N/A
  Over $150 million    0.20%               0.20%                N/A

Net assets of ITBF as of March 5, 2004: $36.9 million.

PROPOSED
--------

For purposes of determining the fee breakpoints, assets under management of both AMBF and ITBF will be combined. If AMBF were to cease operations or merge into a different fund outside of the Trust, the actual fees you pay could be higher.

                                                               Percentage of
                                          Percentage of        Average Daily Net
                    Percentage of Average Average Daily        Assets Payable by
AMBF and ITBF       Daily Net Assets      Net Assets Retained  Investors to Shay
Assets Managed      Payable to Investors  by Investors
--------------      --------------------  ------------         -----------------

 First $150 million    0.40%                 0.15%                0.25%
 Over $150 million     0.35%                 0.15%                0.20%


The following table shows another mutual fund similar to ITBF and advised by Shay.

     Name of             Size of          Advisor          Contractual Fee
      Fund                Fund            Fee Rate       Waiver or Reduction
      ----                ----            --------       -------------------

Asset Management       $232 million        0.25%                 None
Fund - Short U.S.
Government Fund

                              Shareholder Fee Table
                              ---------------------

Shown below are operating expenses incurred by ITBF during the 2003 fiscal year and pro-forma operating expenses that would have been incurred by ITBF for the 2003 fiscal year if this Proposal had been in effect.

---------------------------------------- ------------------- ------------------
                                         Current             Pro-Forma
---------------------------------------- ------------------- ------------------
Management Fees                          0.40%               0.39%
---------------------------------------- ------------------- ------------------
Distribution (12b-1) Fees                None                None
---------------------------------------- ------------------- ------------------
Other Expenses                           0.97%               0.97%
---------------------------------------- ------------------- ------------------
Total Annual Fund Operating Expenses     1.37%               1.36%
---------------------------------------- ------------------- ------------------

                              PROPOSALS 3-A AND 3-B

 New Investment Sub-Advisory Agreement between Retirement System Investors Inc.
                        and Shay Assets Management, Inc.

Change to Schedule I of the Current Management  Agreement regarding fees payable to Retirement System Investors Inc.

       (Proposal to be voted on by Trust Participants of Value Fund only)

     You are being asked to approve both the Shay Sub-Advisory Agreement and the related fee changes on Schedule I of the Current Management Agreement regarding fees payable to Investors for the Value Fund.


     In considering the proposal to appoint Shay, the Investment Committee and the Board of Trustees considered the sub-advisory fee payable under the Shay Sub-Advisory Agreement and the change in advisory fees payable to Investors. The Board of Trustees considered the fact that the total amount of advisory fees payable if this proposal were approved would be higher than those payable under the Current Management Agreement at higher asset levels. This increase is due to the fact that, although the initial, maximum fee rate will be lower, adjustments will be made to the asset size breakpoints and related fee reductions. These adjustments are being made to reflect the breakpoint and fee adjustments negotiated with Shay, while allowing for an appropriate payment to Investors for its function in providing overall management and supervision of the Fund's portfolio management. The Board of Trustees considered that, despite the increase in overall fees at higher asset levels, the initial, maximum fee rate is being reduced and that the fee rate at higher asset levels is nevertheless competitive for a fund of this size and type.



     The Board of Trustees considered that under the proposal, the Fund's portfolio would continue to be managed by its current portfolio manager, Martin Cunningham. The Value Fund has been a top decile performer in the Fund's Lipper peer group (Lipper Large-Cap Value Funds) over the ten-year period ending December 31, 2003. Mr. Cunningham has contributed during his three years as portfolio manager to the Fund's top quintile performance over five years and top decile performance over ten years within its Lipper peer group. Past performance is not predictive of future results. The Board also considered its knowledge of Shay's experience as an investment adviser, as discussed below in "Additional Board Considerations Regarding the Shay Sub-Advisory Agreement."



     The following table describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Trust to Investors with respect to Value Fund and the fee payable by Investors to Shay under the Shay Sub-Advisory Agreement. For the fiscal year ended September 30, 2003, advisory fees of $422,818 were paid to Investors. If the proposed fees under this Proposal had been in effect, the Trust would have paid $410,320 in advisory fees, which would have been 2.96% less than the fees paid for that fiscal year.


              Investment Management and Sub-Advisory Fee Schedules

CURRENT
-------
                    Percentage of       Percentage of       Percentage of Assets
                    Average Daily       Average Daily Net   Payable by
Value Equity Fund   Net Assets Payable  Assets Retained by  Investors to
Assets Managed      to Investors        Investors           Sub-Adviser
--------------      ------------        ---------           -----------

 First $50 million     0.60%             0.60%                N/A
 Next $150 million     0.50%             0.50%                N/A
 Over $200 million     0.40%             0.40%                N/A

Net assets of Value Fund as of March 5, 2004: $106 million.

PROPOSED
--------

                                           Percentage of       Percentage of
                     Percentage of Average Average Daily       Average Daily Net
                     Daily Net Assets      Net Assets Retained Assets Payable by
Value Equity Fund    Payable to Investors  by Investors        Investors to Shay
-----------------    --------------------  ------------        -----------------

 First $150 million     0.55%                 0.20%               0.35%
 Over $150 million      0.50%                 0.20%               0.30%

The following table shows another mutual fund similar to Value Fund and advised by Shay.

     Name of           Size of          Advisor              Contractual Fee
      Fund              Fund            Fee Rate             Waiver or Reduction
      ----              ----            --------             -------------------

Asset Management     $107 million  First $100 million: 0.75%       None
Fund - Large Cap                   Over $100 million: 0.50%
Equity Institutional
Fund, Inc.

                              Shareholder Fee Table
                              ---------------------

Shown below are operating expenses incurred by Value Fund during the 2003 fiscal year and pro-forma operating expenses that would have been incurred by Value Fund for the 2003 fiscal year if this Proposal had been in effect.

------------------------------------------- ------------------- ---------------
                                            Current             Pro-Forma

------------------------------------------- ------------------- ---------------
Management Fees                             0.57%               0.55%
------------------------------------------- ------------------- ---------------
Distribution (12b-1) Fees                   None                None
------------------------------------------- ------------------- ---------------
Other Expenses                              0.75%               0.75%
------------------------------------------- ------------------- ---------------
Total Annual Fund Operating Expenses        1.32%               1.30%
------------------------------------------- ------------------- ---------------


        Additional Information Concerning the Shay Sub-Advisory Agreement

     The Shay Sub-Advisory Agreement must be approved by each Fund in order to take effect. It may be terminated by the Trust, the unitholders, or Investors, with respect to any individual Fund without affecting the agreement as it relates to the other Funds, or with respect to all Funds. The Shay Sub-Advisory Agreement will terminate in the event of its assignment, or in the event of the termination of the Current Management Agreement between Investors and the Trust. Although the Shay Sub-Advisory Agreement has an initial term of five years, it provides, in accordance with the Act, for its continuance of a period of more than two years only upon annual approval by the Board of Trustees or by Unitholders of the Funds.

    Additional Board Considerations Regarding the Shay Sub-Advisory Agreement

     In evaluating the proposal to employ Shay as sub-advisor to AMBF, ITBF and Value Fund, the Investment Committee of the Board of Trustees (the "Investment Committee") and the Board of Trustees considered various factors, including the fact that as a result of such approval the assets of AMBF and ITBF would be combined for purposes of calculating the management fee owed to Investors, and the fact that as a result of such approval each Fund would secure a sub-advisory relationship with the same investment philosophy, approach, and personnel as that employed by Investors. In particular, the Investment Committee and the Board considered that Shay will employ the portfolio managers that currently manage the assets of each respective Fund as employees of Investors. The Board considered that certain of its members, including one member of the Trust's Investment Committee, were familiar with Shay's performance as an adviser to other mutual funds for which they serve as directors, and that Shay has substantial experience as an adviser since 1997.

     The Investment Committee and the Board of Trustees considered the qualifications of Shay to provide sub-advisory services, including the credentials and investment experience of Shay's officers and employees who will be responsible for supervising the day-to-day management of each Fund's portfolio; the investment capabilities of Shay in managing a portfolio of companies with similar investment objectives of AMBF, ITBF and Value Fund; and the historical performance record of Shay in managing other portfolios over time. After thoroughly analyzing Shay's ability to act as a sub-advisor to AMBF, ITBF and Value Fund, the Investment Committee Chairman recommended to the full board their consideration and approval of Shay as sub-advisor for each of the Funds.

     In addition, the Board considered that at higher asset levels, the total amount of advisory fees paid by the Funds would be higher than the fees payable under the Current Management Agreement. However, as discussed above under the individual proposals, the Board decided that the fees to be paid to Shay are appropriate and reasonable.

     The Board also considered that, in connection with its proposal to hire the portfolio managers that are currently employed by Investors, Shay has agreed to compensate Investors and that if the Shay Sub-Advisory Agreement is terminated in less than five years, Shay would be entitled under certain circumstances to recoup from Investors a portion of that compensation, but it has determined that it can rely on Investors to fulfill its fiduciary duty to the Trust in evaluating Shay's performance and making recommendations to the Board with respect to the continuation or termination of the Shay Sub-Advisory Agreement.

     Under the Shay Sub-Advisory Agreement, Shay is required to manage the assets of AMBF, ITBF and Value Fund, subject to and consistent with the investment objectives and policies of the Trust as set forth in the current prospectus of the Trust and as specified in writing in the Trust's Investment Objectives and Guidelines. Shay is also required to consult with Investors or the Trustees, as Investors or the Trustees shall reasonably request with respect to the overall investment policy of AMBF, ITBF and Value Fund. A copy of the Shay Sub-Advisory Agreement is annexed as Exhibit A.

     After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Shay Sub-Advisory Agreement with Shay and directed that it be submitted to AMBF, ITBF and Value Fund Trust Participants for approval.


                    THE BOARD OF TRUSTEES RECOMMENDS APPROVAL
                                OF ALL PROPOSALS.


                           Information Concerning Shay

     Set forth below is information concerning Shay, its address and the names of its principals and their official titles, including a brief description of the organization.

     Shay Assets Management, Inc., is located at 230 West Monroe Street, Chicago, Illinois 60606 and at 1000 Brickell Avenue, Miami, Florida 33131, and also has an office at 655 Third Avenue, New York, New York 10017. Shay is a wholly owned subsidiary of Shay Investment Services, Inc. ("SISI"), a diversified financial services company that is a closely held corporation controlled by Rodger D. Shay, Sr. and Rodger D. Shay, Jr.

     Shay was founded in 1997. Shay currently manages approximately $5 billion in assets. The name and principal occupation of each of Shay's directors and its principal executive officer, each of whose address is in care of Shay, is as follows:

                                                Other Principal
Name                     Title                  Occupation
----                     -----                  ----------

Rodger D. Shay, Sr.      Chairman and Director  Chairman of the Board of

                                                Trustees and Trustee of Asset
                                                Management Fund; Chairman
                                                and Director of Shay
                                                Financial Services, Inc.;
                                                FSB; Chairman and Director,
                                                Horizon Bank, Vice
                                                President, The Asset
                                                Management Fund Large Cap
                                                Equity Institutional Fund,
                                                Inc., 655 Third Avenue, New
                                                York, NY 10017.

Edward E. Sammons, Jr.   President              President of Asset
                                                Management Fund, Vice
                                                President and Secretary, The
                                                Asset Management Fund
                                                Large Cap Equity
                                                Institutional Fund, Inc., 655
                                                Third Avenue, New York,
                                                NY 10017




                     Result of Failure to Approve a Proposal

     Approval of each proposal is contingent upon approval of the others. If any of the proposals are not approved, each Fund will continue to be managed by Investors pending consideration by the Board of Trustees of whether to engage another sub-advisor. The management fee paid to Investors for those services will be the amount now paid to Investors under the Current Management Agreement.

                        Information Concerning Investors

     Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.

     Retirement System Investors Inc., 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup(R)"), 317 Madison Avenue, New York, New York 10017. RSGroup is approximately 61% owned by Sunrise Acquisition Corp., a wholly owned subsidiary of Sunrise Services Corp., ("Sunrise"). As of March 25, 2004, SISI became the owner of an approximately 4% interest in the voting securities of Sunrise.

     Investors was formed in March 1989 to act as investment adviser to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors may also act as investment adviser to other investment companies in the future. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:


                                 Title and Other
         Name                  Principal Occupation, if any

William Dannecker         Director

                          Chairman of the Board of Directors -
                          Retirement System Group Inc.

                          Director - Retirement System
                          Consultants Inc.

                          Director -
                          Retirement System Distributors Inc.

                          President - RSI Retirement Trust

                          Director - RSG Insurance Agency Inc.

                          Chairman of the Board of Directors - RSGroup Trust Company


                                 Title and Other
         Name                  Principal Occupation, if any

Stephen P. Pollak         Director, Vice President and Secretary

                          Executive Vice President, Counsel, Secretary and Director - Retirement System Group Inc.

                          Vice President, Counsel, Secretary and Director - Retirement System Consultants Inc.

                          Vice President, Secretary, Registered Principal and Director - Retirement System Distributors Inc.

                          Executive Vice President, Counsel, Secretary and Director - RSGroup Trust Company

                          President and Director - RSG Insurance Agency Inc.

                          Executive Vice President, Counsel and Secretary - RSI Retirement Trust

                          Secretary - The Multi-Bank Association of Delaware

C. Paul Tyborowski        President

                          President and Chief Executive Officer and Director - Retirement System Group Inc.

                          President and Chief Executive Officer and Director - RSGroup Trust Company

                          President and Registered Principal - Retirement System Distributors Inc.

                          Executive Vice President - RSI Retirement Trust

                          President and member of the Executive Committee - The Multi-Bank Association of Delaware

     Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 2003, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 2003, Consultants received fees from the Trust in the aggregate amount of $2,514,773.

                              Principal Unitholders

     The Plan of Participation of each of the institutions listed below owns of record and beneficially 5% or more of AMBF, ITBF, or Value Fund's outstanding Units, as of December 31, 2003. Each Plan of Participation listed is a defined benefit plan, unless otherwise indicated:

                                                    Amount of            Percent
              Name                              Ownership of AMBF       of Class

Retirement Plan of Roslyn Savings Bank               232,735              8.92%

Retirement Plan of Ridgewood Savings Bank            207,460              7.95%

Retirement Plan of New York Community Bank           195,154              7.48%

                                                    Amount of            Percent
              Name                              Ownership of ITBF       of Class

Retirement Plan of Roslyn Savings Bank                78,468              9.21%
--------------------------------------                ------

Retirement Plan of Ridgewood Savings Bank             69,976              8.21%
-----------------------------------------             ------

Retirement Plan of New York Community Bank            65,697              7.71%
------------------------------------------            ------

Retirement Plan of BSB Bank & Trust                   42,996              5.05%
-----------------------------------                   ------

                                                    Amount of            Percent
              Name                           Ownership of Value Fund    of Class

Retirement Plan of Roslyn Savings Bank                93,893              7.95%
--------------------------------------                ------

Retirement Plan of Ridgewood Savings Bank             83,783              7.09%
-----------------------------------------             ------              ----


The addresses of these Unitholders are as follows:

     BSB Bank & Trust, 58-68 Exchange Street, Binghamton NY 13902; New York Community Bank, 615 Merrick Avenue, Westbury NY 11590; Ridgewood Savings Bank, 71-02 Forest Avenue, Ridgewood, NY 11385; The Roslyn Savings Bank, One Jericho Plaza, Jericho, NY 11735.

                                  Vote Required

     Approval of the Proposals each require a vote of a majority of the outstanding Units of the AMBF, ITBF, and Value Fund, voting separately.

     The "vote of a majority of the outstanding Units" of any Investment Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Investment Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Investment Fund, whichever is less.

                    2004 Annual Meeting Of Trust Participants

     The 2004 Annual Meeting of Trust Participants is expected to be held on or about May 20, 2004. Any proposal intended to be presented by any Trust Participant for action at the 2004 Annual Meeting of Trust Participants must have been received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 21, 2004 in order for such proposal to be included in the proxy Statement and proxy relating to the 2004 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its proxy Statement and proxy relating to the 2004 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.

                                  Other Matters

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. Copies of the Trust's Annual Report for the fiscal year ended September 30, 2003 are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, 18th Floor, New York, New York 10017.


                                          By Order of the Board of Trustees,


                                          -----------------------------
                                          STEPHEN P. POLLAK
New York, New York                        Executive Vice President, Counsel
April 7, 2004                             and Secretary

                                                                       EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                        RETIREMENT SYSTEM INVESTORS INC.
                                       AND
                          SHAY ASSETS MANAGEMENT, INC.


     THIS AGREEMENT effective as of ________, 2004 between Retirement System Investors Inc., a Delaware corporation (the "Manager"), and Shay Assets Management, Inc., Chicago, Illinois (the "Sub-Adviser").


                              W I T N E S S E T H :
                               - - - - - - - - - -


     WHEREAS, RSI Retirement Trust ("Trust"), a trust organized and existing pursuant to an Agreement and Declaration of Trust, made as of October 22, 1940, as amended from time to time ("Agreement and Declaration of Trust") provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations and other corporate entities which have established plans of participation and individual retirement accounts ("Unitholders") in the Trust;

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Trustees of the Trust ("Trustees") are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to manage (including the power to acquire and dispose of) the assets of any one or more of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust; and

     WHEREAS, the Trust and the Manager have previously entered into an Investment Management Agreement, pursuant to which the Manager may designate Sub-Advisers to perform certain investment advisory functions under the supervision of the Manager and the Trustees; and

     WHEREAS, the Manager wishes to appoint the Sub-Adviser to manage the assets of the Value Equity Fund, Actively Managed Bond Fund and Intermediate-Term Bond Fund Investment Funds of the Trust, to act in such capacity in the manner set forth in this Agreement, and the Sub-Adviser is willing to act in such capacity in accordance with the provisions of this Agreement;

     NOW, THEREFORE, the Manager hereby agrees with the Sub-Adviser as follows:

     1. Appointment of the Sub-Adviser
        ------------------------------

     A. The Manager hereby designates, appoints, engages and retains the Sub-Adviser as investment manager of the assets comprising the three (3) Investment Funds of the Trust referred to on Schedule A hereto ("Investment Funds"), or such portion of one or more of such Investment Funds as shall be designated by the Manager ("Account").

     B. The Sub-Adviser hereby accepts appointment to manage the assets of the Account. The Sub-Adviser hereby represents and warrants that it is a qualified investment manager, as defined in Section 3(38) of ERISA, without regard to subpart (c) of said Section. The Sub-Adviser agrees that although it may not be subject to the provisions of Title I of ERISA in carrying out its duties and responsibilities under this Agreement, it shall act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries as defined under ERISA. Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement shall be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement subject to ERISA.

     C. The term of this Agreement shall commence on the date hereof and shall remain in full force and effect for a period of five (5) years from its initial effective date and thereafter from year to year, provided that continuance for a period of more than two (2) years from its initial effective date is specifically approved in the manner required by the Act.

     2. Assets of the Account
        ---------------------

     The Manager shall certify or cause to be certified to the Sub-Adviser the assets comprising the Account as of the commencement of the term of this Agreement. The Manager may add to the Account assets acceptable to the Sub-Adviser or withdraw assets from the Account at any time or from time to time by notification to the Sub-Adviser. The Account shall consist of the assets certified to the Sub-Adviser as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets as aforesaid, less assets withdrawn as aforesaid.

     3. Investment Powers
        -----------------

     A. Subject to the provisions of paragraph B of this Section 3, the Sub-Adviser shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the respective Investment Funds as set forth in the current Prospectus of the Trust delivered to the Sub-Adviser ("Prospectus") and as specified in writing from time to time by the Trustees or the Manager and accepted by the Sub-Adviser, to manage (including the power to acquire and dispose of) the assets of the Account, and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Agreement and Declaration of Trust as subject to such direction.

     B. Notwithstanding the provisions of paragraph A of this Section 3, it is understood and agreed that an investment manager other than the Sub-Adviser may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and, to the extent not inconsistent with ERISA, the Sub-Adviser shall have no liability or responsibility with respect to the exercise of such authority by such other investment manager; provided, however, that the Sub-Adviser shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the other investment manager in such manner appropriate to the exercise of its authority as shall be agreed upon by the Sub-Adviser and such other investment manager. The Trustees will advise the Manager, and the Manager will advise the Sub-Adviser, of any arrangement with respect to any proposed lending of securities from the Account.

     C. The Sub-Adviser shall consult with the Manager or the Trustees at such times as the Manager or the Trustees shall reasonably request with respect to the overall investment policy of the Account.

     4. Standard of Care
        ----------------

     A. The Sub-Adviser shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

     B. Except as provided in ERISA, the Sub-Adviser will be under no liability or obligation to anyone with respect to any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager.

     C. The Sub-Adviser shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Sub-Adviser has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims and in accordance with such other requirements of ERISA as applicable generally to fiduciaries under ERISA; provided, further, however, that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Manager, the Trust or Unitholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. Nothing herein shall be construed to waive any liability that the Sub-Adviser has under federal or state securities laws or any other applicable laws which cannot be waived.

     D. The Sub-Adviser may not consult with any other subadviser of the respective Investment Funds, including any other subadviser that is a principal underwriter or an affiliated person of a principal underwriter, concerning transactions of the respective Investment Funds in securities or other assets.



     5. General Provisions
        ------------------

     A. Compensation for the services of the Sub-Adviser will be as set forth in Schedule A hereto.

     B. With respect to securities in the Account, the Sub-Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager or the Trustees of the Trust may direct from time to time. The Sub-Adviser shall not be responsible for any acts or omissions by any such broker or brokers, or any third party not owned by the Sub-Adviser, provided that the Sub-Adviser is not negligent in the selection of such broker or brokers, or third parties. The Sub-Adviser is hereby authorized to combine orders on behalf of the Account with orders on behalf of other clients of the Sub-Adviser. It is understood that it is desirable for the Trust that the Sub-Adviser have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Manager from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

     C. This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Act), or in the event of the termination of the Investment Management Agreement between the Trust and the Manager

     D. This Agreement may be terminated, with respect to one or more of the Investment Funds hereunder, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

     E. The Sub-Adviser may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

     (a) Any notice, direction, certification, approval or other writing of the Manager, if evidenced by an instrument signed by the President, a Vice President or the Treasurer of the Manager;

     (b) Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

     (c) Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian;

     (d) Any oral notice or instruction reasonably believed to be genuine and to be given by the Manager or the Trustees or its or their authorized delegate or by the custodian or any other investment manager.

     F. The Sub-Adviser may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Sub-Adviser by the Manager or the Trustees with respect to any matter concerning the Trust and the operation and administration of the Account. The Sub-Adviser is expressly authorized to consult with the Manager with respect to any matters arising in the administration of the Account and to act on the advice of the Manager, provided nothing herein shall limit the full responsibility of the Sub-Adviser for the management of the assets of the Account as provided herein.

     G. Communications from the Sub-Adviser to the Manager shall be addressed to:

                  Retirement System Investors Inc.
                  317 Madison Avenue - 17th Floor
                  New York, New York 10017-5201
                  Attn.:  Stephen P. Pollak
                          Executive Vice President, Counsel and Secretary


Communications to the Sub-Adviser from the Manager or the Trustees shall be addressed to the address set forth in Schedule A hereto. In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager, the Trustees or the Sub-Adviser, as the case may be. All communications addressed in the above manner and by ordinary mail, registered mail or delivered by hand shall be sufficient under this Agreement.

     H. Unless the Manager instructs the Sub-Adviser otherwise in writing, the Sub-Adviser will vote proxies for securities held in the Account in accordance with the Sub-Adviser's policies for proxy voting. The Manager agrees to instruct the custodian to forward to the Sub-Adviser copies of all proxies and shareholder communications relating to securities held in the Account. The Manager agrees that the Sub-Adviser will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis. The Sub-Adviser will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities held in the Account.

     I. The Manager acknowledges (i) receipt of the written disclosure statement required by Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours before execution of this Agreement; (ii) that services provided hereunder by the Sub-Adviser shall not be deemed exclusive and that the Sub-Adviser shall be free to render similar services to others; and (iii) that the Sub-Adviser may give advice and take action in the performance of duties to others which may differ from the advice given, or the timing and nature of the action taken, with respect to the Manager's Account.

     J. All agreements hereunder will be governed by the laws of the State of New York, without reference to such State's conflict of law rules.

     K. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Trustees and the written agreement of the Manager and the Sub-Adviser and in accordance with the Act.

     IN WITNESS WHEREOF, the Manager and the Sub-Adviser have executed this Agreement, effective as of the date of this Agreement first set forth above.



                        RETIREMENT SYSTEM INVESTORS INC.

                        By:
                              -----------------------------------------------
                        Title:  Executive Vice President, Counsel and
                                Secretary

                        SHAY ASSETS MANAGEMENT, INC.

                        By:
                             ------------------------------------------------

                        Title:
                                ---------------------------------------------

                                   SCHEDULE A


                              RSI RETIREMENT TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT


Name of Sub-Adviser:     Shay Assets Management, Inc.

Address:                 230 West Monroe Street
                         Chicago, Illinois  60606


Attention:               Mr. Edward E. Sammons, Jr.
                         President

Investment Funds:        Value Equity Fund
                         Actively Managed Bond Fund
                         Intermediate-Term Bond Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Sub-Advisory Agreement between the Manager and the Sub-Adviser ("Agreement"). The Manager agrees to pay to the Sub-Adviser, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rates to that portion of the assets of the RSI Retirement Trust's Investment Fund portfolios hereafter set forth, managed by the Sub-Adviser:

Value Equity Fund
-----------------

     Effective ________, 2004, 0.35% of the first $150 million of assets and 0.30% of assets in excess of $150 million.

Actively Managed Bond Fund
--------------------------

     Effective ________, 2004, 0.25% of the first $150 million of assets and 0.20% of assets in excess of $150 million.

     For purposes of the fee breakpoint, assets under management of both the Actively Managed Bond Fund and the Intermediate-Term Bond Fund will be combined to determine the above fee.

Intermediate-Term Bond Fund
---------------------------

     Effective ________, 2004, 0.25% of the first $150 million of assets and 0.20% of assets in excess of $150 million.

     For purposes of the fee breakpoint, assets under management of both the Actively Managed Bond Fund and the Intermediate-Term Bond Fund will be combined to determine the above fee.

Billing is done for each quarter on the basis of services performed during that particular quarter. The quarterly fee is calculated on the basis of the average of the asset value (or aggregate average of the asset values in the case of the Actively Managed Bond Fund and the Intermediate-Term Bond Fund), as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period or terminates on a date other than the end of any such quarterly period, the fees payable hereunder shall be proportionately reduced according to the number of days during such period services were rendered by the Sub-Adviser.


     IN WITNESS WHEREOF, the parties to the Agreement, effective as of ________, 2004, have executed this Schedule A, effective as of the same dates:


                        RETIREMENT SYSTEM INVESTORS INC.

                        By:
                             --------------------------------------------------
                        Title:  Executive Vice President, Counsel and
                                Secretary

                        SHAY ASSETS MANAGEMENT, INC.

                        By:
                             --------------------------------------------------

                        Title:
                                -----------------------------------------------

                                                                       EXHIBIT B

                                                                      Schedule I

                [As Included in the Current Management Agreement]

     Retirement System Investors Inc. shall act as the manager for each of the Investment Funds of the Trust. For its services, the Manager is entitled to receive a fee, calculated daily and paid monthly, based on a percentage of the average net assets of the respective Investment Funds. The specific percentage for each Investment Fund is set forth in the following table:


                  Fee (% of Average Daily Net Assets)

                  Actively Managed Bond Fund
                           First $50 Million                           .40%
                           Next $100 Million                           .30%
                           Over $150 Million                           .20%

                  Intermediate-Term Bond Fund
                           First $50 Million                           .40%
                           Next $100 Million                           .30%
                           Over $150 Million                           .20%

                  Short-Term Investment Fund
                           First $50 Million                           .25%
                           Over $50 Million                            .20%

                  Core Equity Fund and Value Equity Fund
                           Assets where No Sub-Adviser Is Employed
                           First $50 Million                           .60%
                           Next $150 Million                           .50%
                           Over $200 Million                           .40%

     If one or more Investment Fund Managers are directly employed by the Trust, Investor's Manager fee shall be reduced to 0.20% with respect to such assets managed directly.

                  Emerging Growth Equity Fund
                           Assets where no Sub-Adviser is Employed     1.0%

                  International Equity Fund
                           First $20 Million                           .95%
                           Next $30 Million                            .70%
                           Over $50 Million                            .55%

For the portion of the Emerging Growth Equity Fund for which Batterymarch Financial Management, Inc. serves as Sub-Adviser, the fee is 1.05% of the average daily net assets under their management up to and including $25 million, 0.90% of average daily net assets for the next $75 million of average daily net assets, and 0.80% of average daily net assets under their management for amounts in excess of $100 million. For the portion of the Emerging Growth Equity Fund for which NB Management Inc. serves as Sub-Adviser, the fee is 1.00% of the average daily net assets under their management.

For any Investment Fund, or portion thereof, which currently employs a Sub-Adviser (the International Equity Fund and Emerging Growth Equity Fund) the fee set forth above shall be reduced by 0.20% of average daily net assets if and when such sub-advisory relationship is terminated without the retention of a successor Sub-Adviser.

                                                                       EXHIBIT C

                                                                      Schedule I

                                  [As Proposed]

Retirement System Investors Inc. shall act as the manager for each of the Investment Funds of the Trust. For its services, the Manager is entitled to receive a fee, calculated daily and paid monthly, based on a percentage of the average net assets of the respective Investment Funds. The specific percentage for each Investment Fund is set forth in the following table:


                  Fee (% of Average Daily Net Assets)

                  Core Equity Fund
                           Assets where No Sub-Adviser Is Employed
                           First $50 Million                           .60%
                           Next $150 Million                           .50%
                           Over $200 Million                           .40%

If one or more Investment Fund Managers are directly employed by the Trust, Investor's Manager fee shall be reduced to 0.20% with respect to such assets managed directly.

                  Actively Managed Bond Fund
                           First $150 Million*                         .40%
                           Over $150 Million*                          .35%

                  Intermediate-Term Bond Fund
                           First $150 Million*                         .40%
                           Over $150 Million*                          .35%

*For the purpose of calculating the breakpoints for the Actively Managed Bond Fund and the Intermediate-Term Bond Fund, the assets of both of these funds are added together.

                  Value Equity Fund
                           First $150 Million                          .55%
                           Over $150 Million                           .50%

                  Emerging Growth Equity Fund
                           Assets where no Sub-Adviser is Employed     1.0%

                  International Equity Fund
                           First $20 Million                           .95%
                           Next $30 Million                            .70%
                           Over $50 Million                            .55%

For the portion of the Emerging Growth Equity Fund for which Batterymarch Financial Management, Inc. serves as Sub-Adviser, the fee is 1.05% of the average daily net assets under their management up to and including $25 million, 0.90% of average daily net assets for the next $75 million of average daily net assets, and 0.80% of average daily net assets under their management for amounts in excess of $100 million. For the portion of the Emerging Growth Equity Fund for which NB Management Inc. serves as Sub-Adviser, the fee is 1.00% of the average daily net assets under their management.

For the International Equity Fund and Emerging Growth Equity Fund (or portion thereof), each of which currently employs a Sub-Adviser, the fee set forth above shall be reduced by 0.20% of average daily net assets if and when such sub-advisory relationship is terminated without the retention of a successor Sub-Adviser.

For the Actively Managed Bond Fund, the Intermediate-Term Bond Fund, and the Value Equity fund, each of which currently employs a Sub-Adviser, the fee set forth above shall be payable to Investors as Investment Manager of such Investment Fund (or portion thereof) if and when such sub-advisory relationship is terminated regardless of whether a successor Sub-Adviser is retained.

                              RSI RETIREMENT TRUST
                              --------------------
                                      PROXY
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                       OF RSI RETIREMENT TRUST ("TRUST").

The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Special Meeting of Trust Participants of those Trust Participants having the right to vote Units of the Actively Managed Bond Fund, the Intermediate-Term Bond and/or the Value Equity Fund, to be held on April _____, 2004 and the Proxy Statement attached thereto, and does hereby appoint Stephen
P. Pollak and Scott Ridenour and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Special Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on April _____, 2004 at 11 A.M. (Eastern
Time), or any adjournment or adjournments thereof, as follows:

     (1-A) Actively Managed Bond Fund Trust Participants only

     To approve the investment sub-advisory agreement between Retirement System Investors Inc. and Shay Assets Management, Inc. with respect to the Actively Managed Bond Fund.

                       FOR                AGAINST                ABSTAIN
                 -----              -----                  -----

     (1-B) Actively Managed Bond Fund Trust Participants only

     To approve a modification of the fee schedule for payment of fees to Retirement System Investors Inc. with respect to the Actively Managed Bond Fund.

                       FOR                AGAINST                ABSTAIN
                 -----              -----                  -----


     (2-A) Intermediate-Term Bond Fund Trust Participants only

     To approve the investment sub-advisory agreement between Retirement System Investors Inc. and Shay Assets Management, Inc. with respect to the Intermediate-Term Bond Fund.

                        FOR                AGAINST                ABSTAIN
                  -----              -----                 -----

     (2-B) Intermediate-Term Bond Fund Trust Participants only

     To approve a modification of the fee schedule for payment of fees to Retirement System Investors Inc. with respect to the Intermediate-Term Bond Fund.

                        FOR                AGAINST                ABSTAIN
                  -----              -----                 -----


     (3-A) Value Equity Fund Trust Participants only

     To approve the investment sub-advisory agreement between Retirement System Investors Inc. and Shay Assets Management, Inc. with respect to the Value Equity Fund.

                        FOR                AGAINST                ABSTAIN
                  -----              -----                 -----


     (3-B) Value Equity Fund Trust Participants only

     To approve a modification of the fee schedule for payment of fees to Retirement System Investors Inc. with respect to the Value Equity Fund.

                        FOR                AGAINST                ABSTAIN
                  -----              -----                 -----

     This Proxy will be voted as specified. If no specification is made, the Proxy will be voted FOR the approval of the investment sub-advisory agreement with Shay Assets Management, Inc. As to any other matters as may properly come before the meeting, the Proxy will be voted in the discretion and according to the best judgment of the proxies.

Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

The undersigned is entitled to vote the following number of Units of each of the Investment Funds indicated:

                                            Number of Units     Account No.

Actively Managed Bond Fund
                                            ------------------  ----------------


Intermediate-Term Bond Fund
                                            ------------------  ----------------


Value Equity Fund
                                            ------------------  ----------------

-----------------------------------------
(Print Name of Trust Participant)





-----------------------------------------


(Designated Plan Unitholder, if applicable)
*By:                                            Dated:            , 2004
     ---------------------------------                 -----------
      (Signature of individual unitholder, or person, officer or committee duly designated by Trust Participant)

* Please sign and date the Proxy and return it in the stamped, self-addressed envelope provided.